Agreements with Encore Dermatology, Inc.	12 Months Ended
Mar. 31, 2020
Disclosure Of Encore Dermatology Agreements [Abstract]
Agreements with Encore Dermatology, Inc.
36.
Agreements with Encore Dermatology, Inc.

During the year ended March 31, 2019

The Company entered into an agreement with Encore Dermatology, Inc. (“Encore”) for the sale and assignment of its U.S. rights relating to its dermatology brands, Sernivo® (betamethasone dipropionate) Spray 0.05%, Promiseb® Topical Cream and Trainex® 0.05% (triamcinolone acetonide ointment, USP).

All the performance obligations were satisfied by March 31, 2019, and accordingly the Company recognized Rs.1,807 as revenue and Rs.159 representing the profit on sale of intangible assets as other income, after adjusting the associated costs. This transaction pertains to the Company’s Proprietary Products segment.

During the year ended March 31, 2018

During the year ended March 31, 2018, the Company entered into an agreement with Encore for out-licensing one of its products, DFD-06. The consideration for this arrangement consists of up to Rs.1,301 (U.S.$20) in upfront payments and amounts contingent upon satisfaction of certain approval milestones, plus up to U.S.$12.5 contingent upon satisfaction of certain patent and commercial milestones. In addition, the Company is entitled to royalties on net sales. During the three months ended December 31, 2017, all of the performance obligations relating to the approval milestones were met, and consequently, revenue of Rs.1,301 (U.S.$20) was recognized.